                         UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

         ------------------------------------------

                         FORM 8-K


                      CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) 9/1/98
                                                 ---------------------------


              WellPoint Health Networks Inc.
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    (Exact Name of Registrant as Specified in Charter)



   Delaware                       001-13803                  95-4635504
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(State or Other Jurisdiction     (Commission              (IRS Employer
    of Incorporation)             File Number)          Identification No.)


21555 Oxnard Street, Woodland Hills, California                   91367
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (818) 703-4000
                                                   ---------------------------

                            Not applicable
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       (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.


     On September 1, 1998, WellPoint Health Networks Inc., a Delaware corporation (the "Company"), completed its sale of the capital stock of UNICARE Specialty Services, Inc. ("UNICARE Specialty") to Fremont Indemnity Company ("Fremont"). In connection with the transaction, WellPoint transferred the outstanding capital stock of UNICARE Specialty to Fremont. The sole assets of UNICARE Specialty consisted of the outstanding capital stock of UNICARE Workers' Compensation Insurance Company ("UNICARE") and UNICARE General Insurance Agency ("UNICARE General").

     Pursuant to the Stock Purchase Agreement dated as of July 29, 1998 (the "Stock Purchase Agreement") by and between WellPoint and Fremont, the aggregate purchase price for the transaction was the statutory surplus (adjusted in accordance with the terms of the Stock Purchase Agreement) of UNICARE as of the Closing Date. The estimated statutory surplus of UNICARE as of June 30, 1998 computed in accordance with the terms of the Stock Purchase Agreement was approximately $101.4 million (the "Initial Purchase Price"). In accordance with the terms of the Stock Purchase Agreement, the final purchase price (the "Closing Purchase Price") will be based on a post-closing audit of a statutory balance sheet as of September 1, 1998 (the "Closing UNICARE Balance Sheet") of UNICARE, to be prepared in accordance with the terms of the Stock Purchase Agreement. Fremont will be required to pay WellPoint the amount of the excess, if any, of the Closing Purchase Price over the Initial Purchase Price as shown on the Closing UNICARE Balance
Sheet. WellPoint will be required to pay Fremont the amount of the excess, if any, of the Initial Purchase Price over the Closing Purchase Price. It is currently anticipated that this post-closing audit will be completed on or before November 1, 1998.

     For the period ending on the third anniversary of the Closing Date (or, in certain instances, the fifth anniversary thereof), WellPoint has agreed that it will not, and will cause its affiliates not to, engage in, own or hold any ownership or debt interest in, or control or otherwise participate in, or act as partner or principal of any person that engages in the workers' compensation insurance business within the United States, provided that WellPoint (i) may own or hold a passive investment as part of its investment portfolio in such businesses, (ii) may acquire any such business if such business is primarily engaged in a business other than workers' compensation insurance business or (iii) may provide workers' compensation managed care services.

     Prior to the transaction, there were no material relationships between Fremont and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.

     Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements (as such term is defined in the Securities Exchange Act of 1934, as amended). Such statements involve a number of risks and uncertainties that may cause actual events to differ from those projected or expected. Factors that can cause actual results to differ materially include, but are not limited to, those discussed in the Company's Annual Report on Form 10-K and in other documents filed from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (b)   PRO FORMA FINANCIAL INFORMATION:

       Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1998
             (unaudited)
       Pro Forma Condensed Consolidated Income Statement for the six
             months ended June 30, 1998 (unaudited)
       Pro Forma Condensed Consolidated Income Statement for the year ended
             December 31, 1997 (unaudited)
       Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

       (c)   EXHIBITS

Exhibit No.            Exhibit
-----------            -------

2.1 Stock Purchase Agreement dated as of July 29, 1998 by and between the Company and Fremont.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 1998

                                    WELLPOINT HEALTH NETWORKS INC.


                                    By:    /s/ Thomas C. Geiser
                                           ---------------------
                                    Name:  Thomas C. Geiser
                                    Title: Executive Vice President

                       WELLPOINT HEALTH NETWORKS INC.
              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF JUNE 30, 1998
                                (UNAUDITED)


                                                            WellPoint       Adjustments            Total
ASSETS
Cash and current investments                                $2,449,875        $100,408 (1)       $2,550,283
Other current assets                                           699,545             -                699,545
                                                            -----------------------------------------------
        Total current assets                                 3,149,420         100,408            3,249,828
Intangible assets                                              635,121             -                635,121
Other non-current assets                                       318,587             -                318,587
                                                            -----------------------------------------------
        Total non-current assets                               953,708             -                953,708
                                                            -----------------------------------------------
Net assets of discontinued operations held for sale            100,408        (100,408)(1)                -
                                                            -----------------------------------------------
        Total assets                                        $4,203,536             -             $4,203,536
                                                            -----------------------------------------------
                                                            -----------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Medical claims payable, loss reserves and reserves
    for future policy benefits                              $1,024,235             -             $1,024,235
Unearned premiums                                              191,282             -                191,282
Experience rated and other refunds                             231,742             -                231,742
Other current liabilities                                      731,276             -                731,276
                                                            -----------------------------------------------
        Total current liabilities                            2,178,535             -              2,178,535
Long-term loss reserves and reserves for future
    policy benefits                                            335,675             -                335,675
Long-term debt                                                 298,000             -                298,000
Other non-current liabilities                                  110,057             -                110,057
                                                            -----------------------------------------------
        Total liabilities                                    2,922,267             -              2,922,267
Total stockholders' equity                                   1,281,269             -              1,281,269
                                                            -----------------------------------------------
        Total liabilities and stockholders' equity          $4,203,536             -             $4,203,536
                                                            ----------------------------------------------
                                                            ----------------------------------------------

 SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                        WELLPOINT HEALTH NETWORKS INC.
              PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                (UNAUDITED)

                                                     WellPoint          Adjustments         Total
                                                     ----------         --------------    ----------
Revenues                                             $3,146,035                           $3,146,035
Expenses                                              2,965,016                            2,965,016
                                                     ----------         --------------    ----------
Operating and other income                              181,019                              181,019
Interest expense                                         14,608                               14,608
                                                     ----------         --------------    ----------
Income before provision for income taxes                166,411                              166,411
Provision for income taxes                               66,467                               66,467
                                                     ----------         --------------    ----------
Income from Countinuing Operations                       99,944                               99,944
Loss from Discontinued Operations, net of tax           (88,268)        $       88,268(2)          0
                                                     ----------         --------------    ----------
Net Income                                           $   11,676         $       88,268    $   99,944
                                                     ----------         --------------    ----------
                                                     ----------         --------------    ----------

Earnings Per Share:
  Income from Continuing Operations                  $     1.43                           $     1.43
  Loss from Discontinued Operations                       (1.26)                                   -
                                                     ----------                           ----------
  Net Income                                         $     0.17                           $     1.43
                                                     ----------                           ----------
                                                     ----------                           ----------

Earnings Per Share Assuming Full Dilution:
  Income from Continuing Operations                  $     1.40                           $     1.40
  Loss from Discontinued Operations                       (1.24)                                   -
                                                     ----------                           ----------
  Net Income                                         $     0.16                           $     1.40
                                                     ----------                           ----------
                                                     ----------                           ----------

Weighted average number of shares outstanding            70,003                               70,003
                                                     ----------                           ----------
                                                     ----------                           ----------
Weighted average number of shares outstanding
    including CSE's                                      71,174                               71,174
                                                     ----------                           ----------
                                                     ----------                           ----------


  SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                         WELLPOINT HEALTH NETWORKS INC.
               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                       FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                          WellPoint        Adjustments(3)        Total
                                                         ----------        --------------      ----------
Revenues                                                 $5,826,444          $(184,206)        $5,642,238
Expenses                                                  5,407,586           (188,360)         5,219,226
                                                         ----------        --------------      ----------
Operating and other income                                  418,858              4,154            423,012
Interest expense                                             36,658               -                36,658
                                                         ----------        --------------      ----------
Income before provision for income taxes                    382,200              4,154            386,354
Provision for income taxes                                  154,791              2,126            156,917
                                                         ----------        --------------      ----------
Net Income                                               $  227,409          $   2,028          $ 229,437
                                                         ----------        --------------      ----------
                                                         ----------        --------------      ----------

Earnings per share                                       $     3.30                             $    3.33
                                                         ----------                            ----------
                                                         ----------                            ----------
Earnings per share assuming full dilution                $     3.27                             $    3.30
                                                         ----------                            ----------
                                                         ----------                            ----------

Weighted average number of shares outstanding                68,811                                68,811
                                                         ----------                            ----------
                                                         ----------                            ----------
Weighted average number of shares outstanding
    including CSE's                                          69,462                                69,462
                                                         ----------                            ----------
                                                         ----------                            ----------


  SEE NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                      WELLPOINT HEALTH NETWORKS INC.
            NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                           FINANCIAL STATEMENTS

(1) During the quarter ended June 30, 1998, the Company discontinued its workers' compensation business segment which was conducted by its indirect wholly owned subsidiary, UNICARE Workers' Compensation Insurance Company ("UNICARE"). On July 29, 1998, the Company entered into an agreement (the "Stock Purchase Agreement") to sell the capital stock of the parent company of UNICARE to Fremont Indemnity Company for an amount equal to the statutory surplus of UNICARE at September 1, 1998 (the "Closing Date") (adjusted in accordance with the terms of the Stock Purchase Agreement). As of June 30, 1998, UNICARE's statutory surplus (as so adjusted) was approximately $101.4 million (the "Initial Purchase Price"). For purposes of these pro forma financial statements information presented in the Company's June 30, 1998 Form 10-Q has been adjusted to reflect the completion of the sale (for an amount equal to the reported balance of the segment's net assets) and the subsequent removal of the related assets held for sale from the condensed balance sheet.

(2) Since the Quarterly Report on Form 10-Q filed for the quarter ended June 30, 1998 reflected the workers' compensation business segment as a discontinued operation, the accompanying condensed income statement reflects only the elimination of the net results of the discontinued operation.

(3) Reflects the adjustments necessary to exclude WellPoint's discontinued workers' compensation business segment from its operations as though the sale had been completed January 1, 1997.